UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 8, 2007

Commission File Number	Registrant; State of Incorporation Address; and Telephone Number	IRS Employer Identification No.

001-09057	WISCONSIN ENERGY CORPORATION	39-1391525
(A Wisconsin Corporation)
231 West Michigan Street
P.O. Box 1331
Milwaukee, WI 53201
(414) 221-2345
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-1.1 UNDERWRITING AGREEMENT
EX-4.1 SECURITIES RESOLUTION NO. 5
EX-4.2 REPLACEMENT CAPITAL COVENANT
EX-8.1 OPINION OF TROUTMAN SANDERS LLP

Item 8.01 Other Events.
     On May 8, 2007, Wisconsin Energy Corporation (the “Company”) entered into an Underwriting Agreement with respect to the issuance and sale by the Company of $500 million aggregate principal amount of its 2007 Series A Junior Subordinated Notes due 2067 (the “Junior Subordinated Notes”). The Junior Subordinated Notes are being issued and sold by the Company in an offering registered under the Securities Act of 1933, as amended, pursuant to a registration statement on Form S-3, Registration No. 333-142664 (the “Registration Statement”). The exhibits filed herewith under Item 9.01 are incorporated by reference as part of the Registration Statement.
     In connection with the offering of the Junior Subordinated Notes, executed versions of the following are filed herewith: (1) the Underwriting Agreement, dated May 8, 2007, by and among the Company and J.P. Morgan Securities Inc., Citigroup Global Markets Inc., Banc of America Securities LLC and Deutsche Bank Securities Inc.; (2) Securities Resolution No. 5, dated May 8, 2007, by and between the Company and The Bank of New York Trust Company, N.A., as trustee, creating the Junior Subordinated Notes, and including the form of global security; (3) the Replacement Capital Covenant, dated May 11, 2007, whereby the Company agreed for the benefit of certain of its debtholders named therein that it would not redeem, defease or purchase the Junior Subordinated Notes on or before May 15, 2037 unless such redemptions, defeasances or purchases are made from the proceeds of the sale of specified securities with equity-like characteristics that are the same as, or more equity-like than, the applicable characteristics of the Junior Subordinated Notes at the time of such redemption, defeasance or purchase; and (4) the opinion of Troutman Sanders LLP regarding certain tax matters in connection with the issuance of the Junior Subordinated Notes.
     The foregoing description of the Junior Subordinated Notes, the Replacement Capital Covenant and other documents relating to this transaction does not purport to be complete and is qualified in its entirety by reference to the full text of the respective documents, copies of which are attached as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits.

1.1	Underwriting Agreement, dated as of May 8, 2007, among the Company and J.P. Morgan Securities Inc., Citigroup Global Markets Inc., Banc of America Securities LLC and Deutsche Bank Securities Inc., relating to $500,000,000 aggregate principal amount of the Company’s 2007 Series A Junior Subordinated Notes due 2067.

4.1	Securities Resolution No. 5 of the Company, dated as of May 8, 2007, under the Indenture for Debt Securities, dated as of March 15, 1999, between the Company and The Bank of New York Trust Company, N.A. (as successor to The First National Bank of Chicago), as Trustee.

4.2	Replacement Capital Covenant, dated May 11, 2007, by the Company for the benefit of certain debtholders named therein.

8.1	Opinion of Troutman Sanders LLP, dated May 11, 2007, regarding certain tax matters.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WISCONSIN ENERGY CORPORATION
(Registrant)

Date: May 11, 2007	By:	/s/ Stephen P. Dickson

Name: Stephen P. Dickson
Title: Vice President and Controller